EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT
AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 4, 2019, to the Credit Agreement dated as of April 6, 2016 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Tempur Sealy International, Inc., a Delaware corporation, as the Parent Borrower, the Additional Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, the Parent Borrower, each other Loan Party, the Administrative Agent and the Lenders party hereto constituting Required Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein pursuant to Section 10.1 of the Credit Agreement;
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Credit Agreement shall be amended as set forth below to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):
(a)    The definition of “Consolidated Net Income” in Section 1.1 of the Credit Agreement is hereby amended by adding new clause (l) to the end of such definition as follows (and to make any related punctuation and grammatical changes as a result thereof):
(l) direct and indirect costs, fees, expenses and charges (including initial floor model discounts and charges associated with any related terminations of contracts with other customers) incurred during such period in connection with establishing a business relationship with Mattress Firm, Inc., provided that the Parent Borrower furnishes to the Administrative Agent, concurrently with the delivery of financial statements pursuant to Section 6.1, management’s good faith estimate of such costs, fees, expenses and charges incurred during such period; provided further that all cash amounts added back pursuant to this clause (l) shall not exceed $30,000,000 in the aggregate for all such amounts.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent Borrower represents and warrants to each other party hereto, on and as of the Amendment Effective Date, that the following statements are true and correct ~~in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects)~~ on and as of the Amendment Effective Date:
(a)    The execution, delivery and performance by each Loan Party party hereto of this Amendment, and the performance of the Amended Credit Agreement, have been duly authorized by all

#91597759v9

necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Loan Party’s Organization Documents.
(b)    This Amendment has been duly executed and delivered by each Loan Party party hereto. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy or insolvency laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law).
(c)    The representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date and, except that for purposes of this paragraph, the representations and warranties contained in subsection (b) of Section 4.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.1 of the Credit Agreement.
(d)    As of the Amendment Effective Date, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01 Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Parent Borrower, each Additional Borrower as of the Amendment Effective Date, such Lenders constituting the Required Lenders and the Administrative Agent.
(b)    Representations and Warranties; No Default. The representations and warranties set forth in Section 3.01 above shall be true and correct on the Amendment Effective Date.
Section 4.02 Effects of this Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, Liens, guarantees or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit

#91597759v9

Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
ARTICLE V
MISCELLANEOUS
Section 5.01 Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.02 Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent and each Lender for its actual and reasonable costs and expenses in connection with this Amendment to the extent required pursuant to Section 10.5 of the Credit Agreement
Section 5.03 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TEMPUR SEALY INTERNATIONAL, INC.,
as Parent Borrower

By: __/s/ James Schockett___________________
Name: James Schockett
Title: Vice President & Treasurer

TEMPUR-PEDIC MANAGEMENT, LLC,
as Additional Borrower

By: __/s/ James Schockett___________________
Name: James Schockett
Title: Vice President & Treasurer

#91597759v9

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: _/s/ Richard Barritt_______________
Name: Richard Barritt
Title: Executive Director

[Signature Page to Amendment No. 3 to Tempur Sealy International, Inc. Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Lender

By: _/s/ Richard Barritt_______________
Name: Richard Barritt
Title: Executive Director

BANK OF AMERICA, N.A., as Lender

By: _/s/ John M. Hall___________
Name: John M. Hall
Title: Senior Vice President

WELLS FARGO BANK, N.A., as Lender

By: _/s/ Michael C Bash___________
Name: Michael C Bash
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By: _/s/ Mary-Alicha Weldon ___________
Name: Mary-Alicha Weldon
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By: _/s/ Michael Maguire________________________
Name: Michael Maguire
Title: Executive Director

THE BANK OF NOVA SCOTIA, as Lender

By: _/s/ Sangeeta Shah_________________________
Name: Sangeeta Shah
Title: Director

MIZUHO BANK, LTD., as Lender

By: _/s/ Tracy Rahn_______________________
Name: Tracy Rahn
Title: Authorized Signatory

TD BANK, N.A., as Lender

By: _/s/ Craig Welch____________________
Name: Craig Welch
Title: Senior Vice President

ING BANK N.V., DUBLIN BRANCH, as Lender

By: _/s/ Sean Hassett________________________
Name: Sean Hassett
Title: Director

By: _/s/ Pádraig Matthews ___________________
Name: Pádraig Matthews
Title: Director

GOLDMAN SACHS BANK USA, as Lender

By: _/s/ Jamie Minieri ____________________
Name: Jamie Minieri
Title: Authorized Signatory

BRANCH BANKING & TRUST COMPANY,
a North Carolina Banking Corporation, as
Lender

By: _/s/ Ryan T. Hamilton________________
Name: Ryan T. Hamilton
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By: _/s/ Yumi Okabe________________________
Name: Yumi Okabe
Title: Vice President

(if second signatory required)

By: _/s/ Michael Strobel_______________________
Name: Michael Strobel
Title: Vice President

THE NORTHERN TRUST COMPANY, as
Lender

By: _/s/ Joshua Metcalf_____________________
Name: Joshua Metcalf
Title: VP

[Signature Page to Amendment No. 3 to Tempur Sealy International, Inc. Credit Agreement]

HSBC BANK USA, N.A., as Lender

By: _/s/ Fik Durmus____________________
Name: Fik Durmus
Title: Managing Director

[Signature Page to Amendment No. 3 to Tempur Sealy International, Inc. Credit Agreement]